UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05611

Name of Fund:  BlackRock MuniVest Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock MuniVest Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/07

Date of reporting period: 09/01/06 - 02/28/07

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock MuniVest Fund, Inc.                                          BLACKROCK

SEMI-ANNUAL REPORT
FEBRUARY 28, 2007 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock MuniVest Fund, Inc.

Portfolio Information as of February 28, 2007

Quality Ratings by                                                 Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................................. 32.7%
AA/Aa .................................................................... 17.8
A/A ...................................................................... 27.3
BBB/Baa .................................................................. 17.1
BB/Ba ....................................................................  1.6
B/B ......................................................................  1.0
NR (Not Rated) ...........................................................  1.5
Other* ...................................................................  1.0
--------------------------------------------------------------------------------
* Includes portfolio holdings in short-term investments and variable rate demand notes.

Announcement of Annual Stockholders Meeting

The Fund has determined that its annual stockholders meeting originally scheduled to be held in April 2007 will be postponed and will be held in September 2007. Proposals of stockholders intended to be presented at the meeting must be received by the Fund by May 15, 2007 for inclusion in the Fund's proxy statement and form of proxy for that meeting. The persons named as proxies in the proxy materials for the Fund's 2007 annual meeting of stockholders may excercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by July 1, 2007. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.


2          BLACKROCK MUNIVEST FUND, INC.           FEBRUARY 28, 2007

A Letter to Shareholders

Dear Shareholder

The new year began on a positive note for most financial markets, continuing the momentum from the fourth quarter of 2006. At the end of February, however, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by several concerns, notably a weakening economy, some disappointing corporate earnings announcements, geopolitical concerns related to Iran's nuclear program and increasing delinquencies in the subprime mortgage market. Despite the recent spate of volatility, underlying stock market fundamentals appear quite sound, supported by a generally good global economic backdrop, tame inflation, relatively low interest rates and attractive valuations.

Not unlike the equity market, the bond market also has seen volatility recently as observers have attempted to interpret mixed economic signals. A bond market rally late last year reversed early in 2007 as the economic data strengthened. Prices improved (and yields fell) again in February as equities struggled. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.68% on February 28, 2007, while the one-month Treasury offered the highest yield on the curve at 5.24%.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing on August 8, 2006. Although the central bankers continue to express concern about potential inflationary pressures, they also have made reference to signs of economic weakness in their public statements. Most observers expect the Fed to keep interest rates on hold for now, but acknowledge that the combination of a mild economic slowdown and moderating inflation could prompt an interest rate cut later in 2007.

Notwithstanding the volatility along the way, most major market indexes managed to post positive returns for the annual and semi-annual reporting periods ended February 28, 2007:

Total Returns as of February 28, 2007                                6-month            12-month
================================================================================================
U.S. equities (Standard & Poor's 500 Index)                          + 8.93%            +11.97%
------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                         +10.76             + 9.87
------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)    +12.17             +21.07
------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                  + 3.66             + 5.54
------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)       + 2.89             + 4.96
------------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                    + 8.62             +12.36
------------------------------------------------------------------------------------------------

If the recent market movements are any guide, 2007 could be a year of enhanced market volatility. As you navigate the uncertainties of the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                               Sincerely,


                                               /s/ Robert C. Doll, Jr.

                                               Robert C. Doll, Jr.
                                               Fund President and Director


          BLACKROCK MUNIVEST FUND, INC.           FEBRUARY 28, 2007           3

A Discussion With Your Fund's Portfolio Manager

      The Fund continued to offer shareholders an above-average level of income, as we remained committed to protecting the portfolio's underlying value and enhancing yield in a historically low interest rate environment.

Describe the recent market environment relative to municipal bonds.

Long-term bond yields moved slightly lower during the six-month period, as their prices correspondingly increased. The municipal bond market's strong technical position allowed long-term tax-exempt bond yields to decline more than taxable yields.

Bond prices began to improve early in the period as economic growth softened and the Federal Reserve Board (the Fed) opted to refrain from raising its target interest rate after 17 consecutive increases since mid-2004. Bond prices found additional support from moderating oil prices, and by the end of November, 30-year U.S. Treasury bond yields had declined 32 basis points (.32%) to 4.56%.

In December 2006 and January 2007, however, economic releases were generally stronger than expected. The more positive economic environment, coupled with year-end profit-taking, helped push bond yields higher (and prices lower). By the end of January, long-term U.S. Treasury bond yields had risen to 4.93% before falling again in February as softer economic news, particularly relating to employment and housing, allowed bond prices to rally once again.

At the end of February 2007, 30-year U.S. Treasury bond yields stood at 4.68%, a decline of 20 basis points over the past six months. Ten-year U.S. Treasury note yields declined 18 basis points during the period to 4.56%. Longer-maturity tax-exempt issues outperformed comparable U.S. Treasury issues as investor demand outstripped a resurgent new-issue calendar. As reported by Municipal Market Data, yields on AAA-rated municipal issues maturing in 30 years declined 28 basis points to 3.97%, while yields on 10-year, AAA-rated issues declined eight basis points to 3.67%.

Investor demand for municipal product remained strong throughout the six-month period. According to the Investment Company Institute, long-term municipal bond funds had net new cash flows of over $15 billion in 2006, a 200% increase compared to flows in 2005. This positive trend continued into 2007, with net cash flows in January exceeding $2.8 billion. Weekly fund flows, as reported by AMG Data, also have supported tax-exempt bond prices. Weekly average cash flows into long-term tax-exempt funds averaged more than $420 million over the past six months and more than $487 million in February. These flows represent a considerable improvement from weekly levels of $230 million - $250 million in the middle of 2006.

New issuance in the municipal market has surged in recent months as municipalities have rushed to take advantage of low market yields and solid investor demand. During the six-month period, more than $206 billion in new long-term tax-exempt bonds was issued, an increase of 19.5% versus the same period a year ago. During the last three months, more than $115 billion in new long-term municipal bonds was underwritten, an increase of over 50% compared to the same period a year earlier. The recent increase in issuance has made the municipal market's outperformance even more impressive. In the past three months, we saw more than 10 underwritings that were greater than $750 million in size. Investor demand has been so strong that these issues were well oversubscribed and saw their initial offering yields reduced by as much as 10 basis points.

Looking ahead, the tax-exempt bond market's technical position is likely to remain supportive, leading to continued outperformance relative to taxable issues. We believe recent stock market volatility and a benign inflationary environment should foster continued retail demand for municipal product in the coming months.

How did the Fund perform during the period?

For the six-month period ended February 28, 2007, the Common Stock of BlackRock MuniVest Fund, Inc. had net annualized yields of 5.27% and 5.32%, based on a period-end per share net asset value of $10.02 and a per share market price of $9.94, respectively, and $.262 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +3.61%, based on a change in per share net asset value from $9.93 to $10.02, and assuming reinvestment of all distributions.

For the same six-month period, the Fund's comparable Lipper category of General Municipal Debt Funds (Leveraged) posted an average return of +3.77%. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) While its total return has been fairly similar to the Lipper category average, the Fund has


4          BLACKROCK MUNIVEST FUND, INC.           FEBRUARY 28, 2007
continued to distribute an above-average dividend yield to shareholders.

The Fund's recent performance has largely reflected our neutral interest rate exposure, meaning we have not taken any strong bias toward either the short or long end of the curve. For the most part, we have maintained the Fund's above-average exposure to the intermediate maturity range, which was realized as bond holdings were prerefunded. Although this exposure has detracted somewhat from total return performance given the relative flatness of the yield curve, we have chosen to maintain the portfolio's positions in prerefunded bonds and issues with shorter calls, as they were purchased at yields well above those presently available in the market. In addition, the sale of these bonds would result in both a decline in the Fund's distribution yield and material capital gains, which can mean a tax consequence for shareholders.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the American Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Overall portfolio activity has been fairly limited despite the recent increase in municipal bond issuance. This is because few of the new issues brought to market have met our desired investment characteristics in terms of maturity and coupon structure. For the most part, we have continued to focus on adding A-rated hospital revenue bonds to the portfolio whenever they have been attractively priced. The Fund's credit-quality profile remained essentially unchanged throughout the six months, with more than 70% of portfolio holdings rated A or higher.

For the six-month period ended February 28, 2007, the Fund's Auction Market Preferred Stock had average yields as follows: Series A, 3.49%; Series B, 3.63%; Series C, 3.59%; Series D, 3.50%; Series E, 3.42%; and Series F, 3.50%. The Fed kept its target short-term interest rate unchanged at 5.25% throughout the period. Consequently, the interest rate the Fund pays its Preferred Stock shareholders has remained relatively stable. Despite its flatness on a historical basis, the municipal yield curve has remained positively sloped (particularly relative to the U.S. Treasury curve), and this has continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. For a more complete explanation of the benefits and risks of leveraging, see page 6 of this report to shareholders.

How would you characterize the Fund's position at the close of the period?

Generally speaking, we expect tax-exempt bond yields to be little changed through mid-year. We believe the current financial environment is well balanced with modest economic activity and minimal inflationary pressures. Such an environment should allow the Fed to remain on the sidelines, awaiting further economic developments to guide its interest rate decisions.

Against this backdrop, we expect to maintain our current neutral market posture. Should economic activity soften, triggered perhaps by additional equity or housing market declines, we would look to adopt a more constructive posture for the Fund. Meanwhile, given the current low investment rates available in the market, we would expect portfolio trading activity to remain fairly limited. As such, we intend to remain fully invested in an effort to maintain the Fund's already attractive dividend yield.

Fred K. Stuebe
Vice President and Portfolio Manager

March 9, 2007


          BLACKROCK MUNIVEST FUND, INC.           FEBRUARY 28, 2007           5

The Benefits and Risks of Leveraging

BlackRock MuniVest Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As of February 28, 2007, the Fund's leverage amount, due to Auction Market Preferred Stock, was 35.10%, before the deduction of Preferred Stock.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain or reduce exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


6          BLACKROCK MUNIVEST FUND, INC.           FEBRUARY 28, 2007

Schedule of Investments as of February 28, 2007 (Unaudited)       (in Thousands)

              Face
            Amount    Municipal Bonds                                              Value
==========================================================================================
Alabama -- 6.4%
           $15,020    Birmingham, Alabama, Special Care Facilities Financing
                        Authority, Revenue Refunding Bonds (Ascension
                        Health Credit), Series C-2, 5% due 11/15/2036           $   15,762
             2,550    Camden, Alabama, IDB, Exempt Facilities Revenue
                        Bonds (Weyerhaeuser Company), Series A, 6.125%
                        due 12/01/2024                                               2,801
                      Huntsville, Alabama, Health Care Authority
                        Revenue Bonds:
             3,500        Series A, 5.75% due 6/01/2031                              3,740
             5,000        Series B, 5.75% due 6/01/2032                              5,405
             6,500    Prattville, Alabama, IDB, Environmental Improvement
                        Revenue Bonds (International Paper Company
                        Projects), AMT, Series A, 4.75% due 12/01/2030               6,552
             5,000    Selma, Alabama, IDB, Environmental Improvement
                        Revenue Refunding Bonds (International Paper
                        Company Project), Series B, 5.50% due 5/01/2020              5,324
==========================================================================================
Arizona -- 1.9%
             4,100    Maricopa County, Arizona, IDA, Education Revenue
                        Bonds (Arizona Charter Schools Project 1), Series A,
                        6.75% due 7/01/2029                                          4,193
                      Pima County, Arizona, IDA, Education Revenue Bonds
                        (Arizona Charter Schools Project):
             2,100        Series E, 7.25% due 7/01/2031                              2,345
               500        Series I, 6.10% due 7/01/2024                                536
             1,000        Series I, 6.30% due 7/01/2031                              1,079
                      Pima County, Arizona, IDA, Education Revenue
                        Refunding Bonds:
             1,545        (Arizona Charter Schools Project), Series O, 5%
                            due 7/01/2026                                            1,556
             1,565        (Arizona Charter Schools Project II), Series A,
                            6.75% due 7/01/2021                                      1,690
==========================================================================================
California -- 18.0%
            18,850    California Health Facilities Financing Authority Revenue
                        Bonds (Kaiser Permanente), Series A, 5.25%
                        due 4/01/2039                                               20,154
                      California State, GO:
            11,650        5.50% due 4/01/2014 (a)                                   13,028
               560        5.50% due 4/01/2030                                          615
                      California State Public Works Board, Lease
                        Revenue Bonds:
             5,000        (Department of Corrections), Series C, 5.50%
                            due 6/01/2022                                            5,515
             6,000        (Department of Corrections), Series C, 5.50%
                            due 6/01/2023                                            6,614
            11,075        (Department of Mental Health -- Coalinga
                            State Hospital), Series A, 5.125% due 6/01/2029         11,738
            11,250    California State, Various Purpose, GO, 5.50%
                        due 11/01/2033                                              12,291
             5,240    California Statewide Communities Development
                        Authority, Health Facility Revenue Bonds
                        (Memorial Health Services), Series A, 6%
                        due 10/01/2023                                               5,831
             1,250    Chula Vista, California, IDR (San Diego Gas and Electric
                        Company), AMT, Series B, 5% due 12/01/2027                   1,327
                      Golden State Tobacco Securitization Corporation of
                        California, Tobacco Settlement Revenue Bonds:
            10,725        Series A-3, 7.875% due 6/01/2042                          13,048
             3,750        Series A-4, 7.80% due 6/01/2042                            4,547
             1,425        Series A-5, 7.875% due 6/01/2042                           1,734
            13,900        Series B, 5.375% due 6/01/2010 (a)                        14,651
==========================================================================================
Colorado -- 1.1%
                      Colorado HFA, Revenue Refunding Bonds:
             2,500        (Adventist Health System/Sunbelt Obligor Group),
                            Series D, 5.125% due 11/15/2029                          2,650
               625        (S/F Program), AMT, Senior Series A-2, 6.60%
                            due 5/01/2028                                              642
               225        (S/F Program), AMT, Senior Series A-2, 7.50%
                            due 4/01/2031                                              228
             3,000    Colorado Health Facilities Authority Revenue Bonds
                        (Lutheran Medical Center), Series A, 5.25%
                        due 6/01/2034                                                3,147
==========================================================================================
Connecticut -- 0.5%
             2,810    Mohegan Tribe Indians Gaming Authority, Connecticut,
                        Public Improvement Revenue Refunding Bonds
                        (Priority Distribution), 6.25% due 1/01/2031                 2,996
==========================================================================================
Florida -- 5.1%
                      Highlands County, Florida, Health Facilities Authority,
                        Hospital Revenue Bonds (Adventist Health System):
             6,000        Series C, 5.25% due 11/15/2036                             6,409
             6,000        Series D, 5.375% due 11/15/2013 (a)                        6,577
             6,590    Highlands County, Florida, Health Facilities Authority,
                        Hospital Revenue Refunding Bonds (Adventist
                        Health System), Series G, 5.125% due 11/15/2032              6,959
            10,320    Orange County, Florida, Health Facilities Authority,
                        Hospital Revenue Bonds (Adventist Health System),
                        5.625% due 11/15/2012 (a)                                   11,395
==========================================================================================
Georgia -- 3.4%
             1,100    Gainesville, Georgia, Redevelopment Authority,
                        Educational Facilities Revenue Refunding Bonds
                        (Riverside Military Academy), 5.125% due 3/01/2037           1,139
                      Georgia Municipal Electric Authority, Power Revenue
                        Refunding Bonds:
             4,600        Series W, 6.60% due 1/01/2018                              5,352
               250        Series W, 6.60% due 1/01/2018 (e)                            289
               250        Series Y,10% due 1/01/2010 (e)                               292
                      Milledgeville-Baldwin County, Georgia, Development
                        Authority Revenue Bonds (Georgia College and
                        State University Foundation):
             4,390        5.50% due 9/01/2024                                        4,754
             3,500        5.625% due 9/01/2030                                       3,813
             4,785    Monroe County, Georgia, Development Authority, PCR,
                        Refunding (Oglethorpe Power Corporation -- Scherer),
                        Series A, 6.80% due 1/01/2011                                5,275

Portfolio Abbreviations

To simplify the listings of BlackRock MuniVest Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
DRIVERS   Derivative Inverse Tax-Exempt Receipts
EDA       Economic Development Authority
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDB       Industrial Development Board
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
S/F       Single-Family
VRDN      Variable Rate Demand Notes


          BLACKROCK MUNIVEST FUND, INC.           FEBRUARY 28, 2007           7

Schedule of Investments (Continued)                               (in Thousands)

              Face
            Amount    Municipal Bonds                                              Value
==========================================================================================
Idaho -- 0.1%
           $   390    Idaho Housing Agency, S/F Mortgage Revenue
                        Refunding Bonds, AMT, Series E-2, 6.90%
                        due 1/01/2027                                           $      400
==========================================================================================
Illinois -- 12.7%
             5,000    Chicago, Illinois, O'Hare International Airport, General
                        Airport Revenue Refunding Bonds, Third Lien, AMT,
                        Series A, 5.75% due 1/01/2019 (c)                            5,372
            11,200    Chicago, Illinois, O'Hare International Airport Revenue
                        Bonds, AMT, Third Lien, Series B-2, 6%
                         due 1/01/2029 (n)                                          12,600
                75    Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT,
                        Series C, 7% due 3/01/2032 (d)(k)                               77
            10,000    Hodgkins, Illinois, Environmental Improvement
                        Revenue Bonds (Metro Biosolids Management LLC
                        Project), AMT, 6% due 11/01/2023                            10,385
             2,140    Illinois Development Finance Authority Revenue Bonds
                        (Community Rehabilitation Providers Facilities),
                        Series A, 6.50% due 7/01/2022                                2,337
             1,365    Illinois Development Finance Authority, Revenue
                        Refunding Bonds (Community Rehabilitation
                        Providers Facilities), Series A, 6% due 7/01/2015            1,386
               455    Illinois HDA, Revenue Refunding Bonds (M/F Program),
                        Series 5, 6.75% due 9/01/2023                                  460
             2,695    Illinois State Finance Authority, Revenue Bonds
                        (Community Rehabilitation Providers Facilities),
                        4.625% due 7/01/2027                                         2,712
                13    Kane and De Kalb Counties, Illinois, Community Unit
                        School District Number 302, GO, DRIVERS,
                        Series 283, 7.494% due 2/01/2018 (f)(m)                         15
                      McLean and Woodford Counties, Illinois, Community
                        Unit, School District Number 005, GO, Refunding (i):
             5,000        6.25% due 12/01/2014                                       5,542
             4,000        6.375% due 12/01/2016                                      4,459
            18,550    Metropolitan Pier and Exposition Authority, Illinois,
                        Dedicated State Tax Revenue Refunding Bonds
                        (McCormick Place Expansion Project), Series B,
                        5.75% due 6/15/2023 (c)                                     20,337
                      Regional Transportation Authority, Illinois,
                        Revenue Bonds:
             3,500        Series A, 7.20% due 11/01/2020 (h)                         4,361
             4,000        Series C, 7.75% due 6/01/2020 (f)                          5,521
                      Will County, Illinois, School District Number 122 (New
                        Lenox Elementary), GO, Series A (i):
             1,870        6.50% due 11/01/2010 (a)                                   2,048
               505        6.50% due 11/01/2013                                         551
==========================================================================================
Indiana -- 11.6%
            16,350    Indiana Health and Educational Facilities Financing
                        Authority, Hospital Revenue Bonds (Clarian Health
                        Obligation), Series A, 5.25% due 2/15/2040                  17,345
             6,500    Indiana Health and Educational Facilities Financing
                        Authority, Hospital Revenue Refunding Bonds
                        (Clarian Health Obligation), Series B, 5%
                        due 2/15/2033                                                6,728
            15,150    Indiana Health and Educational Facility Financing
                        Authority, Revenue Refunding Bonds (Ascension
                        Health Credit), Series B-5, 5% due 11/15/2036               15,898
             4,290    Indiana State HFA, S/F Mortgage Revenue Refunding
                        Bonds, Series A, 6.80% due 1/01/2017 (j)                     4,394
             8,195    Indiana Transportation Finance Authority, Highway
                        Revenue Bonds, Series A, 6.80% due 12/01/2016                9,686
            15,335    Indianapolis, Indiana, Local Public Improvement Bond
                        Bank, Revenue Refunding Bonds, Series D, 6.75%
                        due 2/01/2014                                               17,369
==========================================================================================
Kansas -- 0.6%
             3,805    Sedgwick and Shawnee Counties, Kansas, S/F
                        Mortgage Revenue Bonds (Mortgage-Backed
                        Securities Program), AMT, Series A-4, 5.95%
                        due 12/01/2033 (d)                                           3,871
==========================================================================================
Kentucky -- 3.5%
            20,350    Louisville and Jefferson County, Kentucky,
                        Metropolitan Government Health System, Revenue
                        Refunding Bonds (Norton Healthcare, Inc.), 5.25%
                        due 10/01/2036                                              21,642
==========================================================================================
Louisiana -- 5.1%
            10,575    Louisiana Local Government, Environmental Facilities,
                        Community Development Authority Revenue Bonds
                        (Capital Projects and Equipment Acquisition),
                        Series A, 6.30% due 7/01/2030 (h)                           12,841
                      Louisiana Public Facilities Authority, Hospital Revenue
                        Bonds (Franciscan Missionaries of Our Lady Health
                        System, Inc.), Series A:
             6,220        5% due 8/15/2033                                           6,472
            11,660        5.25% due 8/15/2036                                       12,388
==========================================================================================
Maine -- 0.3%
                      Portland, Maine, Housing Development Corporation,
                        Senior Living Revenue Bonds (Avesta Housing
                        Development Corporation Project), Series A:
               775        5.70% due 8/01/2021                                          815
             1,190        6% due 2/01/2034                                           1,262
==========================================================================================
Massachusetts -- 7.5%
             2,035    Boston, Massachusetts, Water and Sewer Commission
                        Revenue Bonds, 9.25% due 1/01/2011 (e)                       2,383
             3,010    Massachusetts Bay Transportation Authority, Revenue
                        Refunding Bonds (General Transportation System),
                        Series A, 7% due 3/01/2019                                   3,728
            30,000    Massachusetts State Water Resource Authority
                        Revenue Bonds, Series A, 6.50% due 7/15/2019 (e)            35,974
             3,480    Massachusetts State Water Resource Authority,
                        Revenue Refunding Bonds, Series A, 6%
                        due 8/01/2010 (a)(f)                                         3,774
==========================================================================================
Michigan -- 6.4%
             2,500    Delta County, Michigan, Economic Development
                        Corporation, Environmental Improvement Revenue
                        Refunding Bonds (Mead Westvaco-Escanaba),
                        Series A, 6.25% due 4/15/2012 (a)                            2,794
                      Macomb County, Michigan, Hospital Finance Authority,
                        Hospital Revenue Bonds (Mount Clemens General
                        Hospital), Series B:
             3,715        5.75% due 11/15/2025                                       3,902
             4,250        5.875% due 11/15/2034                                      4,519
             1,900    Michigan State Hospital Finance Authority, Hospital
                        Revenue Refunding Bonds (Crittenton Hospital),
                        Series A, 5.625% due 3/01/2027                               2,045
                      Michigan State Hospital Finance Authority,
                        Revenue Bonds, Series A:
             3,650        (Mid-Michigan Obligor Group), 5% due 4/15/2036             3,796
             6,500        (Trinity Health Credit Group), 5% due 12/01/2031           6,886


8          BLACKROCK MUNIVEST FUND, INC.           FEBRUARY 28, 2007

Schedule of Investments (Continued)                               (in Thousands)

              Face
            Amount    Municipal Bonds                                              Value
==========================================================================================
Michigan (concluded)
                      Michigan State Hospital Finance Authority, Revenue
                        Refunding Bonds:
           $ 3,000        (Henry Ford Health System), Series A, 5.25%
                            due 11/15/2032                                      $    3,227
            10,600        (Henry Ford Health System), Series A, 5%
                            due 11/15/2038                                          11,072
             1,000        (Sinai Hospital), 6.70% due 1/01/2026                      1,011
==========================================================================================
Minnesota -- 1.5%
             7,235    Minneapolis, Minnesota, Health Care System Revenue
                        Bonds (Allina Health System), Series A, 5.75%
                        due 11/15/2032                                               7,841
             1,405    Saint Cloud, Minnesota, Health Care Revenue
                        Refunding Bonds (Saint Cloud Hospital Obligation
                        Group), Series A, 6.25% due 5/01/2017 (i)                    1,516
==========================================================================================
Mississippi -- 6.1%
                      Lowndes County, Mississippi, Solid Waste Disposal and
                        PCR, Refunding (Weyerhaeuser Company Project):
             9,160        Series A, 6.80% due 4/01/2022                             11,236
             4,500        Series B, 6.70% due 4/01/2022                              5,473
            20,705    Mississippi Business Finance Corporation, Mississippi,
                        PCR, Refunding (System Energy Resources Inc.
                        Project), 5.875% due 4/01/2022                              20,930
==========================================================================================
Missouri -- 0.5%
             2,600    Missouri State Development Finance Board,
                        Infrastructure Facilities Revenue Refunding Bonds
                        (Branson), Series A, 5.50% due 12/01/2032                    2,753
               220    Missouri State Housing Development Commission, S/F
                        Mortgage Revenue Bonds (Homeowner Loan), AMT,
                        Series A, 7.50% due 3/01/2031 (d)                              230
==========================================================================================
Montana -- 1.0%
             6,000    Forsyth, Montana, PCR, Refunding (Portland General
                        Electric Company), Series A, 5.20% due 5/01/2033             6,148
==========================================================================================
Nebraska -- 0.0%
               285    Nebraska Investment Finance Authority, S/F Housing
                        Revenue Bonds, AMT, Series C, 6.30%
                        due 9/01/2028 (d)(k)                                           288
==========================================================================================
Nevada -- 0.2%
                      Nevada Housing Division Revenue Bonds, AMT:
             1,175        (Multi-Unit Housing), Issue B, 7.45%
                            due 10/01/2017 (b)                                       1,177
                15        (S/F Program), Series A, 6.55%
                            due 10/01/2012 (j)                                          15
==========================================================================================
New Hampshire -- 0.5%
             2,675    New Hampshire Health and Education Facilities
                        Authority, Revenue Refunding Bonds (Elliot Hospital),
                        Series B, 5.60% due 10/01/2022                               2,894
==========================================================================================
New Jersey -- 6.5%
                      New Jersey EDA, Cigarette Tax Revenue Bonds:
             9,080        5.50% due 6/15/2024                                        9,592
             2,885        5.75% due 6/15/2029                                        3,130
             2,855        5.50% due 6/15/2031                                        3,035
             6,695        5.75% due 6/15/2034                                        7,220
             5,980    Tobacco Settlement Financing Corporation of New
                        Jersey, Asset-Backed Revenue Bonds, 7%
                        due 6/01/2013 (a)                                            7,069
            10,000    Tobacco Settlement Financing Corporation of New
                        Jersey, Revenue Refunding Bonds, Series 1A,
                        5% due 6/01/2029                                             9,946
==========================================================================================
New Mexico -- 0.5%
             3,300    Farmington, New Mexico, PCR, Refunding (Public
                        Service Company of New Mexico -- San Juan
                        Project), Series A, 5.80% due 4/01/2022                      3,333
==========================================================================================
New York -- 1.9%
               400    Metropolitan Transportation Authority, New York,
                        Dedicated Tax Fund, Revenue Refunding Bonds,
                        VRDN, Series B, 3.63% due 11/01/2022 (i)(l)                    400
             1,125    New York City, New York, City Transitional Finance
                        Authority Revenue Bonds, RIB, Series 283, 8.55%
                        due 11/15/2015 (m)                                           1,326
                      New York City, New York, GO:
             6,480        Series F, 5.25% due 1/15/2033                              6,893
               360        Series I, 6.25% due 4/15/2007 (a)(n)                         365
                20        Series I, 6.25% due 4/15/2017 (n)                             20
               965    New York City, New York, GO, Refunding, Series A,
                        6.375% due 5/15/2014 (f)                                     1,050
               400    New York State Local Government Assistance
                        Corporation, Revenue Refunding Bonds, Sub-Lien,
                        VRDN, Series 4V, 3.60% due 4/01/2022 (i)(l)                    400
             1,200    Triborough Bridge and Tunnel Authority, New York,
                        General Purpose Revenue Refunding Bonds, VRDN,
                        Series C, 3.60% due 1/01/2032 (h)(l)                         1,200
==========================================================================================
North Carolina -- 0.7%
             4,105    Gaston County, North Carolina, Industrial Facilities and
                        Pollution Control Financing Authority, Revenue Bonds
                        (National Gypsum Company Project), AMT, 5.75%
                        due 8/01/2035                                                4,424
==========================================================================================
Ohio -- 0.2%
             1,000    Richland County, Ohio, Hospital Facilities Revenue
                        Refunding Bonds (MedCentral Health System),
                        5.25% due 11/15/2036                                         1,063
==========================================================================================
Pennsylvania -- 4.0%
             2,440    Pennsylvania State Higher Education Assistance
                        Agency Revenue Bonds, Capital Acquisition, 6.125%
                        due 12/15/2010 (a)(c)                                        2,653
             6,250    Pennsylvania State Higher Educational Facilities
                        Authority Revenue Bonds (University of Pennsylvania
                        Medical Center Health System), Series A, 6%
                        due 1/15/2031                                                6,765
                      Philadelphia, Pennsylvania, Authority for Industrial
                        Development, Senior Living Revenue Bonds:
             1,000        (Arbor House Inc. Project), Series E, 6.10%
                            due 7/01/2033                                            1,066
             1,355        (Rieder House Project), Series A, 6.10%
                            due 7/01/2033                                            1,444
             9,280    Sayre, Pennsylvania, Health Care Facilities Authority,
                        Revenue Bonds (Guthrie Healthcare System),
                        Series B, 7.125% due 12/01/2031                             11,028
             1,750    Sayre, Pennsylvania, Health Care Facilities Authority,
                        Revenue Refunding Bonds (Guthrie Healthcare
                        System), Series A, 6.25% due 12/01/2018                      1,926
==========================================================================================
South Carolina -- 2.1%
             1,000    Georgetown County, South Carolina, Environmental
                        Improvement Revenue Refunding Bonds
                        (International Paper Company Project), AMT,
                        Series A, 5.55% due 12/01/2029                               1,056
             3,500    Lexington County, South Carolina, Health Services
                        District Inc., Hospital Revenue Refunding and
                        Improvement Bonds, 5.50% due 11/01/2032                      3,729


          BLACKROCK MUNIVEST FUND, INC.           FEBRUARY 28, 2007           9

Schedule of Investments (Continued)                               (in Thousands)

              Face
            Amount    Municipal Bonds                                              Value
==========================================================================================
South Carolina (concluded)
           $ 2,450    Medical University Hospital Authority, South Carolina,
                        Hospital Facilities Revenue Refunding Bonds, 6.50%
                        due 8/15/2012 (a)                                       $    2,790
             5,000    Richland County, South Carolina, Environmental
                        Improvement Revenue Refunding Bonds
                        (International Paper), AMT, 6.10% due 4/01/2023              5,448
==========================================================================================
Tennessee -- 1.5%
             2,000    McMinn County, Tennessee, IDB, Solid Waste Revenue
                        Bonds (Recycling Facility -- Calhoun Newsprint),
                        AMT, 7.40% due 12/01/2022                                    2,028
             6,500    Shelby County, Tennessee, Health, Educational and
                        Housing Facility Board, Hospital Revenue Refunding
                        Bonds (Methodist Healthcare), 6.50%
                        due 9/01/2012 (a)                                            7,410
==========================================================================================
Texas -- 14.0%
             7,290    Austin, Texas, Convention Center Revenue Bonds
                        (Convention Enterprises, Inc.), First Tier, Series A,
                        6.70% due 1/01/2011 (a)                                      8,060
             3,055    Brazos River Authority, Texas, PCR, Refunding (Texas
                        Utility Company), AMT, Series A,
                        7.70% due 4/01/2033                                          3,508
            11,460    Brazos River, Texas, Harbor Navigation District,
                        Brazoria County Environmental Revenue Refunding
                        Bonds (Dow Chemical Company Project), AMT,
                        Series A-7, 6.625% due 5/15/2033                            12,858
             3,000    Gregg County, Texas, Health Facilities Development
                        Corporation, Hospital Revenue Bonds (Good
                        Shepherd Medical Center Project), 6.875%
                        due 10/01/2010 (a)(g)                                        3,343
            10,250    Guadalupe-Blanco River Authority, Texas, Sewage and
                        Solid Waste Disposal Facility Revenue Bonds
                        (E. I. du Pont de Nemours and Company Project),
                        AMT, 6.40% due 4/01/2026                                    10,467
             6,000    Gulf Coast Waste Disposal Authority, Texas, Revenue
                        Refunding Bonds (International Paper Company),
                        AMT, Series A, 6.10% due 8/01/2024                           6,478
             5,500    Harris County-Houston Sports Authority, Texas,
                        Revenue Refunding Bonds, Senior Lien, Series G,
                        5.75% due 11/15/2020 (c)                                     5,927
             1,790    Houston, Texas, Industrial Development Corporation
                        Revenue Bonds (Air Cargo), AMT, 6.375%
                        due 1/01/2023                                                1,923
                      Mansfield, Texas, Independent School District,
                        GO, Refunding:
             1,875        6.625% due 2/15/2010 (a)                                   2,030
               155        6.625% due 2/15/2015                                         167
             9,355    Matagorda County, Texas, Navigation District
                        Number 1, Revenue Refunding Bonds (Centerpoint
                        Energy Project), 5.60% due 3/01/2027                         9,977
             5,225    Midway, Texas, Independent School District, GO,
                        Refunding, 6.125% due 8/15/2014                              5,616
             2,700    Port Corpus Christi, Texas, Revenue Refunding Bonds
                        (Celanese Project), Series A, 6.45% due 11/01/2030           2,919
             5,000    Red River Authority, Texas, PCR, Refunding (Celanese
                        Project), AMT, Series B, 6.70% due 11/01/2030                5,479
             7,280    Sabine River Authority, Texas, PCR, Refunding (TXU
                        Electric Company Project/TXU Energy Company LLC),
                        Series C, 5.20% due 5/01/2028                                7,463
==========================================================================================
Vermont -- 0.2%
             1,000    Vermont Educational and Health Buildings Financing
                        Agency, Developmental and Mental Health Revenue
                        Bonds (Howard Center for Human Services), Series A,
                        6.375% due 6/15/2022                                         1,069
==========================================================================================
Virginia -- 0.2%
             1,425    Chesterfield County, Virginia, IDA, PCR (Virginia
                        Electric and Power Company), Series A, 5.875%
                        due 6/01/2017                                                1,532
==========================================================================================
Washington -- 3.4%
                 3    Energy Northwest, Washington, Electric Revenue
                        Refunding Bonds, DRIVERS, Series 255, 7.992%
                        due 7/01/2018 (h)(m)                                             3
             2,370    Seattle, Washington, Housing Authority Revenue Bonds
                        (Replacement Housing Project), 6.125%
                        due 12/01/2032                                               2,441
               408    Washington State, GO, Trust Receipts, Class R, Series 6,
                        8.018% due 1/01/2014 (i)(m)                                    460
            14,320    Washington State Public Power Supply System,
                        Revenue Refunding Bonds (Nuclear Project
                        Number 1), Series B, 7.125% due 7/01/2016                   17,983
==========================================================================================
Wisconsin -- 1.7%
             1,765    Milwaukee, Wisconsin, Revenue Bonds (Air Cargo),
                        AMT, 6.50% due 1/01/2025                                     1,907
             5,000    Wisconsin State Health and Educational Facilities
                        Authority, Mortgage Revenue Bonds (Hudson
                        Memorial Hospital), 5.70% due 1/15/2029 (j)                  5,366
             3,040    Wisconsin State Health and Educational Facilities
                        Authority Revenue Bonds (Synergyhealth Inc.),
                        6% due 11/15/2032                                            3,320
==========================================================================================
U.S. Virgin Islands -- 1.5%
             8,000    Virgin Islands Government Refinery Facilities, Revenue
                        Refunding Bonds (Hovensa Coker Project), AMT,
                        6.50% due 7/01/2021                                          9,048
------------------------------------------------------------------------------------------
                      Total Municipal Bonds
                      (Cost -- $756,497) -- 132.4%                                 816,032
==========================================================================================

==========================================================================================
                      Municipal Bonds Held in Trust (q)
==========================================================================================
Illinois -- 7.4%
            14,000    Chicago, Illinois, O'Hare International Airport, General
                        Airport Revenue Refunding Bonds, Third Lien, AMT,
                        Series A, 5.75% due 1/01/2020 (c)                           15,042
            17,080    Chicago, Illinois, O'Hare International Airport Revenue
                        Bonds, Third Lien, AMT, Series B-2, 6%
                        due 1/01/2027 (c)                                           19,226
                      Kane and De Kalb Counties, Illinois, Community Unity
                        School District Number 302, GO (f):
             2,975        5.75% due 2/01/2018                                        3,318
             2,710        5.75% due 2/01/2019                                        3,022
             4,780        5.75% due 2/01/2021                                        5,331
==========================================================================================


10          BLACKROCK MUNIVEST FUND, INC.           FEBRUARY 28, 2007

Schedule of Investments (Concluded)                               (in Thousands)

              Face
            Amount    Municipal Bonds Held in Trust (q)                            Value
==========================================================================================
Massachusetts -- 3.5%
           $20,000    Massachusetts State School Building Authority,
                        Dedicated Sales Tax Revenue Bonds, Series A, 5%
                        due 8/15/2030 (i)                                       $   21,365
==========================================================================================
New York -- 7.1%
            13,500    New York City, New York, City Transitional Finance
                        Authority Revenue Bonds, Future Tax Secured,
                        Series B, 6.25% due 11/15/2018                              14,705
            26,750    New York State Dormitory Authority, State University
                        Educational Facilities Revenue Refunding Bonds,
                        Series 1989, 6% due 5/15/2010 (a)(c)                        28,944
==========================================================================================
Oregon -- 1.1%
             6,610    Portland, Oregon, Sewer System Revenue Bonds,
                        Series A, 5.75% due 8/01/2010 (a)(f)                         7,061
==========================================================================================
Texas -- 6.3%
            20,970    Harris County, Texas, Health Facilities Development
                        Corporation, Revenue Refunding Bonds (School Health
                        Care System), Series B, 5.75% due 7/01/2027 (e)             25,577
            12,500    San Antonio, Texas, Electric and Gas Revenue Bonds,
                        Series A, 5.75% due 2/01/2010 (a)                           13,230
==========================================================================================
Washington -- 8.6%
            11,660    Energy Northwest, Washington, Electric Revenue
                        Refunding Bonds (Columbia Generating Station),
                        Series A, 5.75% due 7/01/2018 (c)                           12,761
             7,015    Energy Northwest, Washington, Electric Revenue
                        Refunding Bonds (Columbia Generating Station),
                        Series B, 6% due 7/01/2018 (h)                               7,761
            14,700    Energy Northwest, Washington, Electric Revenue
                        Refunding Bonds (Project Number 1), Series B, 6%
                         due 7/01/2017 (c)                                          16,227
            15,385    Washington State, Various Purpose, GO, Series B, 6%
                        due 1/01/2010 (a)(i)                                        16,356
==========================================================================================
                      Total Municipal Bonds Held in Trust
                      (Cost -- $199,417) -- 34.0%                                  209,926
==========================================================================================

==========================================================================================
            Shares
              Held    Short-Term Securities
==========================================================================================
             8,119    Merrill Lynch Institutional Tax-Exempt
                        Fund, 3.46% (o)(p)                                           8,119
------------------------------------------------------------------------------------------
                      Total Short-Term Securities
                      (Cost -- $8,119) -- 1.3%                                       8,119
==========================================================================================
Total Investments (Cost -- $964,033*) -- 167.7%                                  1,034,077

Other Assets Less Liabilities -- 2.4%                                               14,957

Liability for Trust Certificates, Including
  Interest Expense Payable -- (15.9%)                                              (98,206)

Preferred Stock, at Redemption Value -- (54.2%)                                   (334,290)
                                                                                ----------
Net Assets Applicable to Common Stock -- 100.0%                                 $  616,538
                                                                                ==========

* The cost and unrealized appreciation (depreciation) of investments as of February 28, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................   $  868,309
                                                                     ==========
      Gross unrealized appreciation ..............................   $   68,453
      Gross unrealized depreciation ..............................         (343)
                                                                     ----------
      Net unrealized appreciation ................................   $   68,110
                                                                     ==========

(a)   Prerefunded.
(b)   FNMA Collateralized.
(c)   MBIA Insured.
(d)   FNMA/GNMA Collateralized.
(e)   Escrowed to maturity.
(f)   FGIC Insured.
(g)   Radian Insured.
(h)   AMBAC Insured.
(i)   FSA Insured.
(j)   FHA Insured.
(k)   FHLMC Collateralized.
(l) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(m) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(n)   XL Capital Insured.
(o) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                        Net            Dividend
      Affiliate                                       Activity          Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund       7,697            $167
      --------------------------------------------------------------------------

(p)   Represents the current yield as of February 28, 2007.
(q) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.
o Forward interest rate swaps outstanding as of February 28, 2007 were as follows:

                                                                    Unrealized
                                                       Notional    Appreciation
                                                        Amounts   (Depreciation)
      --------------------------------------------------------------------------
      Pay a fixed rate of 3.59% and receive
        a floating rate based on a 1-week Bond
        Market Association rate

        Broker, JPMorgan Chase Expires March 2017     $17,250              $ 34

      Pay a fixed rate of 3.677% and receive
        a floating rate based on a 1-week Bond
        Market Association rate

        Broker, JPMorgan Chase Expires April 2017     $25,000              (114)

      Pay a fixed rate of 3.881% and receive
        a floating rate based on a 1-week Bond
        Market Association rate

        Broker, JPMorgan Chase
        Expires March 2027                            $25,000              (184)
      --------------------------------------------------------------------------
      Total                                                               $(264)
                                                                          =====

      See Notes to Financial Statements.


          BLACKROCK MUNIVEST FUND, INC.           FEBRUARY 28, 2007           11

Statement of Net Assets

As of February 28, 2007 (Unaudited)
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
      Investments in unaffiliated securities, at value (identified cost -- $955,914,185) ......                      $1,025,958,270
      Investments in affiliated securities, at value (identified cost -- $8,119,167) ..........                           8,119,167
      Cash ....................................................................................                              35,473
      Unrealized appreciation on forward interest rate swaps ..................................                              33,931
      Receivables:
          Securities sold .....................................................................   $ 18,697,266
          Interest ............................................................................     12,853,681           31,550,947
                                                                                                  ------------
      Prepaid expenses ........................................................................                               7,639
                                                                                                                     --------------
      Total assets ............................................................................                       1,065,705,427
                                                                                                                     --------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
      Trust certificates ......................................................................                          97,658,020
      Unrealized depreciation on forward interest rate swaps ..................................                             297,750
      Payables:
          Securities purchased ................................................................     13,210,883
          Dividends to Common Stock shareholders ..............................................      2,645,794
          Interest expense ....................................................................        548,153
          Investment adviser ..................................................................        361,864
          Other affiliates ....................................................................          7,550           16,774,244
                                                                                                  ------------
      Accrued expenses ........................................................................                             147,866
                                                                                                                     --------------
      Total liabilities .......................................................................                         114,877,880
                                                                                                                     --------------
===================================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
      Preferred Stock, at redemption value, par value $.025 per share; 10,000,000 shares authorized (2,000 Series A Shares, 2,000 Series B Shares, 2,000 Series C Shares,
        2,000 Series D Shares and 3,000 Series E Shares) and $.10 per share (2,360 Series
        F Shares) of AMPS* authorized, issued and outstanding at $25,000 per share
        liquidation preference) ...............................................................                         334,289,770
                                                                                                                     --------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
      Net assets applicable to Common Stock ...................................................                      $  616,537,777
                                                                                                                     ==============
===================================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
      Common Stock, par value $.10 per share; 150,000,000 shares authorized (61,530,086 shares
        issued and outstanding) ...............................................................                      $    6,153,009
      Paid-in capital in excess of par ........................................................                         566,265,764
      Undistributed investment income -- net ..................................................   $  3,586,308
      Accumulated realized capital losses -- net ..............................................    (29,247,570)
      Unrealized appreciation -- net ..........................................................     69,780,266
                                                                                                  ------------
      Total accumulated earnings -- net .......................................................                          44,119,004
                                                                                                                     --------------
      Total -- Equivalent to $10.02 net asset value per share of Common Stock
        (market price -- $9.94) ...............................................................                      $  616,537,777
                                                                                                                     ==============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


12          BLACKROCK MUNIVEST FUND, INC.           FEBRUARY 28, 2007

Statement of Operations

For the Six Months Ended February 28, 2007 (Unaudited)
=================================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------------------
      Interest ................................................................................                      $ 26,150,987
      Dividends from affiliates ...............................................................                           167,126
                                                                                                                     ------------
      Total income ............................................................................                        26,318,113
                                                                                                                     ------------
=================================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------------------
      Investment advisory fees ................................................................   $ 2,348,233
      Interest expense and fees ...............................................................     2,093,060
      Commission fees .........................................................................       416,917
      Accounting services .....................................................................       127,985
      Transfer agent fees .....................................................................        68,533
      Professional fees .......................................................................        28,215
      Printing and shareholder reports ........................................................        25,905
      Custodian fees ..........................................................................        22,155
      Pricing fees ............................................................................        15,712
      Directors' fees and expenses ............................................................        14,679
      Listing fees ............................................................................        13,324
      Other ...................................................................................        30,504
                                                                                                  -----------
      Total expenses before reimbursement .....................................................     5,205,222
      Reimbursement of expenses ...............................................................        (9,594)
                                                                                                  -----------
      Total expenses after reimbursement ......................................................                         5,195,628
                                                                                                                     ------------
      Investment income -- net ................................................................                        21,122,485
                                                                                                                     ------------
=================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
---------------------------------------------------------------------------------------------------------------------------------
      Realized gain (loss) on:
          Investments -- net ..................................................................     4,539,219
          Forward interest rate swaps -- net ..................................................    (2,488,034)          2,051,185
                                                                                                  -----------
      Change in unrealized appreciation/depreciation on:
          Investments -- net ..................................................................     4,123,494
          Forward interest rate swaps -- net ..................................................       551,356           4,674,850
                                                                                                  -------------------------------
      Total realized and unrealized gain -- net ...............................................                         6,726,035
                                                                                                                     ------------
=================================================================================================================================
Dividends to Preferred Stock Shareholders
---------------------------------------------------------------------------------------------------------------------------------
      Investment income -- net ....................................                                                    (5,815,620)
                                                                                                                     ------------
      Net Increase in Net Assets Resulting from Operations ........                                                  $ 22,032,900
                                                                                                                     ============

      See Notes to Financial Statements.


          BLACKROCK MUNIVEST FUND, INC.           FEBRUARY 28, 2007           13

Statements of Changes in Net Assets

                                                                                                  For the Six
                                                                                                  Months Ended         For the
                                                                                                  February 28,       Year Ended
                                                                                                      2007           August 31,
Increase (Decrease) in Net Assets:                                                                 (Unaudited)          2006
=================================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------------
      Investment income -- net                                                                    $ 21,122,485       $ 43,135,016
      Realized gain -- net                                                                           2,051,185          5,325,206
      Change in unrealized appreciation/depreciation -- net                                          4,674,850        (19,895,286)
      Dividends to Preferred Stock shareholders                                                     (5,815,620)       (10,449,162)
                                                                                                  -------------------------------
      Net increase in net assets resulting from operations                                          22,032,900         18,115,774
                                                                                                  -------------------------------
=================================================================================================================================
Dividends to Common Stock Shareholders
---------------------------------------------------------------------------------------------------------------------------------
      Investment income -- net                                                                     (16,227,218)       (36,781,273)
                                                                                                  -------------------------------
      Net decrease in net assets resulting from dividends to Common Stock shareholders             (16,227,218)       (36,781,273)
                                                                                                  -------------------------------
=================================================================================================================================
Capital Stock Transactions
---------------------------------------------------------------------------------------------------------------------------------
      Value of shares issued to Common Stock shareholders in reinvestment of dividends               1,120,097            715,039
                                                                                                  -------------------------------
      Net increase in net assets resulting from capital stock transactions                           1,120,097            715,039
                                                                                                  -------------------------------
=================================================================================================================================
Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets applicable to Common Stock                             6,925,779        (17,950,460)
      Beginning of period                                                                          609,611,998        627,562,458
                                                                                                  -------------------------------
      End of period*                                                                              $616,537,777       $609,611,998
                                                                                                  ===============================
          * Undistributed investment income -- net                                                $  3,586,308       $  4,506,661
                                                                                                  ===============================

      See Notes to Financial Statements.


14          BLACKROCK MUNIVEST FUND, INC.           FEBRUARY 28, 2007

Financial Highlights
(As Restated for 2006, 2005, 2004, 2003 and 2002. See Note 6)

                                                       For the Six
                                                       Months Ended
The following per share data and ratios have           February 28,                   For the Year Ended August 31,
been derived from information provided in the             2007      -------------------------------------------------------------
financial statements.                                  (Unaudited)    2006         2005          2004         2003          2002
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period              $ 9.93      $ 10.23       $  9.91       $ 9.54        $ 9.76       $ 9.71
                                                       --------------------------------------------------------------------------
      Investment income -- net                             .34+         .70+          .74+         .72+          .72+         .69
      Realized and unrealized gain (loss) -- net           .10         (.23)          .35          .36          (.26)         .02
      Less dividends to Preferred Stock shareholders
        from investment income -- net                     (.09)        (.17)         (.10)        (.04)         (.05)        (.07)
                                                       --------------------------------------------------------------------------
      Total from investment operations                     .35          .30           .99         1.04           .41          .64
                                                       --------------------------------------------------------------------------
      Less dividends to Common Stock shareholders
        from investment income -- net                     (.26)        (.60)         (.67)        (.66)         (.63)        (.59)
                                                       --------------------------------------------------------------------------
      Offering costs resulting from the issuance of
        Preferred Stock                                     --           --            --+++      (.01)           --           --
                                                       --------------------------------------------------------------------------
      Net asset value, end of period                   $ 10.02      $  9.93       $ 10.23       $ 9.91        $ 9.54       $ 9.76
                                                       --------------------------------------------------------------------------
      Market price per share, end of period            $  9.94      $  9.66       $ 10.15       $ 9.30        $ 8.80       $ 9.11
                                                       ==========================================================================
=================================================================================================================================
Total Investment Return++
---------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share                  3.61%@       3.27%        10.64%       11.60%         4.79%        7.28%
                                                       ==========================================================================
      Based on market price per share                     5.65%@       1.26%        16.97%       13.53%         3.56%        4.55%
=================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------------------
      Expenses, net of reimbursement and excluding
        interest expense and fees*                        1.02%***     1.04%         1.02%         .94%          .95%         .95%
                                                       ==========================================================================
      Expenses, net of reimbursement*                     1.71%***     1.60%         1.45%        1.23%         1.24%        1.29%
                                                       ==========================================================================
      Total expenses*                                     1.71%***     1.60%         1.45%        1.23%         1.24%        1.29%
                                                       ==========================================================================
      Total investment income -- net*                     6.95%***     7.11%         7.38%        7.37%         7.33%        7.33%
                                                       ==========================================================================
      Amount of dividends to Preferred Stock
        shareholders                                      1.91%***     1.72%         1.02%         .43%          .50%         .75%
                                                       ==========================================================================
      Investment income -- net, to Common Stock
        shareholders                                      5.04%***     5.39%         6.36%        6.94%         6.83%        6.58%
                                                       ==========================================================================
=================================================================================================================================
Ratios Based on Average Net Assets Applicable to Preferred Stock
---------------------------------------------------------------------------------------------------------------------------------
      Dividends to Preferred Stock shareholders           3.51%***     3.13%         1.90%         .95%         1.11%        1.59%
                                                       ==========================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
      Net assets applicable to Common Stock, end of
        period (in thousands)                         $616,538     $609,612      $627,562     $607,842      $585,022     $598,816
                                                      ===========================================================================
      Preferred Stock outstanding at liquidation
        preference, end of period (in thousands)      $334,000     $334,000      $334,000     $334,000      $275,000     $275,000
                                                      ===========================================================================
      Portfolio turnover                                    18%          56%           49%          40%           38%          61%
                                                      ===========================================================================
=================================================================================================================================
Leverage
---------------------------------------------------------------------------------------------------------------------------------
      Asset coverage per $1,000                       $  2,846      $ 2,825       $ 2,879      $ 2,820       $ 3,127      $ 3,178
                                                      ===========================================================================
=================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
---------------------------------------------------------------------------------------------------------------------------------
      Series A -- Investment income -- net             $   432      $   750       $   477      $   244       $   266      $   388
                                                      ===========================================================================
      Series B -- Investment income -- net             $   450      $   822       $   458      $   238       $   278      $   394
                                                      ===========================================================================
      Series C -- Investment income -- net             $   445      $   803       $   485      $   239       $   269      $   391
                                                      ===========================================================================
      Series D -- Investment income -- net             $   434      $   773       $   478      $   242       $   306      $   445
                                                      ===========================================================================
      Series E -- Investment income -- net             $   423      $   770       $   464      $   229       $   269      $   372
                                                      ===========================================================================
      Series F** -- Investment income -- net           $   434      $   781       $   485           --            --           --
                                                      ===========================================================================

*     Do not reflect the effect of dividends to Preferred Stock shareholders.
**    Series F was issued on August 31, 2004.
***   Annualized.
+     Based on average shares outstanding.
      See Notes to Financial Statements.
++ Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+++   Amount is less than $(.01) per share.
@     Aggregate total investment return.


          BLACKROCK MUNIVEST FUND, INC.           FEBRUARY 28, 2007           15

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

BlackRock MuniVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the American Stock Exchange under the symbol MVF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a


16          BLACKROCK MUNIVEST FUND, INC.           FEBRUARY 28, 2007
      counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust -- The Fund invests in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. The transfer of the municipal securities to a TOB does not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Fund's schedule of investments and the proceeds from the transaction are reported as a liability for trust certificates of the Fund. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. At February 28, 2007, the aggregate value of the underlying municipal securities transferred to TOBs was $209,925,502, the related liability for trust certificates was $97,658,020 and the range of interest rates on the liability for trust certificates was 3.68% to 3.75%.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund's investments in TOB Residuals likely will adversely affect the Fund's investment income -- net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset value per share.

While the Fund's investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Fund to borrow money for purposes of making investments. The Fund's management believes that the Fund's restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Offering costs -- Direct expenses relating to the public offering of the Fund's Preferred Stock were charged to capital.

(h) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with


          BLACKROCK MUNIVEST FUND, INC.           FEBRUARY 28, 2007           17
accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

The Investment Advisory Agreement between the Fund and BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock Inc. became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Fund's manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including net assets acquired from the sale of Preferred Stock. The Manager (and formerly FAM) has agreed to reimburse its management fee by the amount of management fees the Fund pays to the Manager and/or FAM indirectly through its investment in the Merrill Lynch Institutional Tax-Exempt Fund. For the period September 1, 2006 to September 29, 2006, FAM reimbursed the Fund in the amount of $1,469. For the period September 30, 2006 to February 28, 2007, the Manager reimbursed the Fund in the amount of $8,125.

In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee at an annual rate equal to a percentage of the management fee paid by the Fund to the Manager.

For the six months ended February 28, 2007, the Fund reimbursed FAM and the Manager $1,447 and $7,233, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of FAM, PSI, Merrill Lynch, and/or MLIM.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2007 were $191,083,667 and $196,835,344, respectively.


18          BLACKROCK MUNIVEST FUND, INC.           FEBRUARY 28, 2007

4. Capital Stock Transactions:

Common Stock

At February 28, 2007, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized.

Shares issued and outstanding for the six months ended February 28, 2007 and for the year ended August 31, 2006 increased by 112,154 and 71,644, respectively, as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund with a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. The Fund is authorized to issue 10,000,000 shares of Preferred Stock. The yields in effect at February 28, 2007 were as follows: Series A, 3.62%; Series B, 3.65%; Series C, 3.62%; Series D, 3.59%; Series E, 3.54%; and Series F, 3.55%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375% calculated on the proceeds of each auction. For the six months ended February 28, 2007, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of the Manager, received $162,501 as commissions.

5. Capital Loss Carryforward:

On August 31, 2006, the Fund had a net capital loss carryforward of $17,328,178, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

6. Restatement Information:

During the six months ended February 28, 2007, the Fund determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 had not been met for certain transfers of municipal bonds and that these transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, the Fund has restated the Financial Highlights for the years ended August 31, 2006, 2005, 2004, 2003 and 2002 to give effect to recording the transfers of the municipal bonds as secured borrowings including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense.

------------------------------------------------------------------------------------------------------------------------------------
Financial Highlights
For the Years Ended August 31, 2006, 2005, 2004, 2003 and 2002
------------------------------------------------------------------------------------------------------------------------------------
                        2006                    2005                    2004                    2003                    2002
               ---------------------   ---------------------   ---------------------   ---------------------   ---------------------
               Previously              Previously              Previously              Previously              Previously
Institutional   Reported    Restated    Reported    Restated    Reported    Restated    Reported    Restated    Reported    Restated
------------------------------------------------------------------------------------------------------------------------------------
Expenses,
  net of
  reimbursement..  1.04%        1.60%      1.02%        1.45%       .94%        1.23%       .95%        1.24%       .95%       1.29%
Expenses.........  1.04%        1.60%      1.02%        1.45%       .95%        1.23%       .96%        1.24%       .95%       1.29%
Portfolio
  turnover....... 63.00%          56%     59.14%          49%     45.33%          40%     44.30%          38%     74.00%         61%
------------------------------------------------------------------------------------------------------------------------------------

* Do not reflect the effect of dividends to Preferred Stock shareholders.


          BLACKROCK MUNIVEST FUND, INC.           FEBRUARY 28, 2007           19

Notes to Financial Statements (concluded)

While the Statements of Net Assets as of August 31, 2006, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments and liability for trust certificates by corresponding amounts at each year, with no effect on previously reported net assets. The Statements of Operations for the years ended August 31, 2006, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement. However, the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, and, where applicable, to revise realized gain on investments -- net, and the change in unrealized appreciation/depreciation on investments -- net, by corresponding and offsetting amounts. The Statements of Changes in Net Assets for the years ended August 31, 2006, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, but the principal effects of a restatement, where applicable, would be to revise previously reported realized gain (loss) -- net, and change in unrealized appreciation/depreciation -- net, by corresponding and offsetting amounts.

7. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.043000 per share on April 2, 2007 to shareholders of record on March 15, 2007.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


20          BLACKROCK MUNIVEST FUND, INC.           FEBRUARY 28, 2007

Officers and Directors

Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Donald C. Burke, Vice President and Treasurer
John M. Loffredo, Senior Vice President
Fred K. Stuebe, Vice President
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

Amex Symbol

MVF

--------------------------------------------------------------------------------
Effective January 1, 2007, Edward D. Zinbarg retired as a Director of BlackRock MuniVest Fund, Inc. The Fund's Board of Directors wishes Mr. Zinbarg well in his retirement.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Effective April 13, 2007, Jeffrey Hiller resigned his position as Chief Compliance Officer of the Fund. Also effective April 13, 2007, Karen Clark was appointed Chief Compliance Officer of the Fund. Ms. Clark has been a Managing Director of BlackRock, Inc. since 2007. She was a Director thereof from 2005 to 2007. Prior to that, Ms. Clark was a principal and senior compliance officer at State Street Global Advisors from 2001 to 2005. Ms. Clark was a principal consultant with PricewaterhouseCoopers, LLP from 1998 to 2001. From 1993 to 1998, Ms. Clark was Branch Chief, Division of Investment Management and Office of Compliance Examinations, with the U.S. Securities and Exchange Commission.
--------------------------------------------------------------------------------

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


          BLACKROCK MUNIVEST FUND, INC.           FEBRUARY 28, 2007           21

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.


22          BLACKROCK MUNIVEST FUND, INC.           FEBRUARY 28, 2007

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


          BLACKROCK MUNIVEST FUND, INC.           FEBRUARY 28, 2007           23

BlackRock MuniVest Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which is exempt from federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to the shareholders of BlackRock MuniVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock MuniVest Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                     #10787-2/07

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of February 28, 2007.

         (a)(1) BlackRock MuniVest Fund, Inc. is managed by a team of investment professionals comprised of Fred K. Stuebe, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Stuebe is the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Messrs. Jaeckel and O'Connor have been members of the Fund's management team since 2006 and Mr. Stuebe has been the Fund's portfolio manager since 1989.

         Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. (""MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

         Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

         Mr. Stuebe joined BlackRock in 2006. Prior to joining BlackRock, he was a Director (Municipal Tax-Exempt Fund Management) of MLIM from 2000 to 2006. He has 25 years of experience investing in Municipal Bonds as a portfolio manager on behalf of registered investment companies.

         (a)(2) As of February 28, 2007:

                                                                        (iii) Number of Other Accounts and
                      (ii) Number of Other Accounts Managed               Assets for Which Advisory Fee is
                            and Assets by Account Type                           Performance-Based
                       Other                                            Other
(i) Name of         Registered         Other Pooled                  Registered      Other Pooled
Portfolio           Investment          Investment        Other      Investment       Investment        Other
Manager              Companies           Vehicles       Accounts      Companies        Vehicles       Accounts
                --------------------                                --------------
Fred Stuebe                     7             0             0              0                   0            0
                  $ 2,303,435,415          $  0          $  0           $  0         $         0         $  0
Theodore R.
Jaeckel, Jr.                   80             0             0              0                   1            0
                  $28,818,208,939          $  0          $  0           $  0         $28,165,980         $  0
Walter
O'Connor                       80             0             0              0                   0            0
                  $28,818,208,939          $  0          $  0           $  0         $         0         $  0

(iv) Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

      (a)(3) As of February 28, 2007:

      Compensation Program

      The elements of total compensation for portfolio managers on BlackRock's municipal team include a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide these portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, compensation levels for these portfolio managers fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

      Base compensation

      Like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

      Performance-Based Compensation

      BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, BlackRock and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. BlackRock's formulaic portfolio manager compensation program includes: investment performance relative to a subset of general, leveraged municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

      Long-Term Retention and Incentive Plan (LTIP)

      The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

      Cash Bonus

      Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

      Stock Bonus

      A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect BlackRock's reputation for integrity.

      Other Compensation Programs

      Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of BlackRock mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

      Other Benefits

      Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of BlackRock and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

      (a)(4) Beneficial Ownership of Securities. As of February 28, 2007, Mr. Stuebe beneficially owns stock issued by the Fund valued in the range $100,001-$500,000. As of February 28, 2007, neither of Messrs. Jaeckel or O'Connor beneficially owns any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The Registrant's principal executive and principal financial officers have evaluated the Registrant's disclosure controls and procedures, including internal control over financial reporting, within 90 days of this filing. Such principal officers have concluded that as of April, 2007 the Registrant's disclosure controls and procedures were effective in design and operation to reasonably ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported within the required time periods, and were sufficient to form the basis of the certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended. Prior to reaching that conclusion, such principal officers had become aware of matters relating to the Registrant's participation in certain inverse floater structures that necessitated adjustments to financial information included in Item 1 of this filing. As a result, management of the Registrant had reevaluated certain disclosure controls and procedures determined not to be effective, as discussed more fully below.

          Management of the Registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The Registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a registrant's assets that could have a material effect on the financial statements.

          Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

          A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Registrant's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the Registrant's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

          Prior to the filing of the Registrant's Form N-CSR, the Registrant identified the following control deficiency, that was determined to be a material weakness, as defined above, in the Registrant's internal control over financial reporting at February 28, 2007. The Registrant's controls related to the review and analysis of relevant terms and conditions of transfers of certain assets pertaining to inverse floater structures were not operating effectively to appropriately determine whether the transfers of assets qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"). As a result, these controls did not detect that certain transfers were not appropriately recorded as borrowings. Accordingly, the Registrant's financial statements as of and for the period ended February 28, 2007, including prior periods where applicable, were adjusted prior to being issued to appropriately reflect transfers of such securities as secured borrowings and to report the related income and expense. These adjustments had no impact on net assets, net asset value per share or total return.

          Prior to the evaluation of the design and operation of the Registrant's disclosure controls and procedures at April, 2007, the Registrant's disclosure controls and procedures were modified to enhance the review and analysis of the relevant terms and conditions of transfers of securities in connection with inverse floater structures in light of SFAS 140.

11(b) - There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second half of the Registrant's fiscal year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, as discussed above, as of April 2007, the Registrant has enhanced controls related to the application of SFAS 140.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniVest Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock MuniVest Fund, Inc.

Date: April 23, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock MuniVest Fund, Inc.

Date: April 23, 2007


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock MuniVest Fund, Inc.

Date: April 23, 2007